Exhibit 99.2
™Trademark of Trinseo PLC or its affiliates Fourth Quarter 2022 Financial Results & 2023 Outlook February 8, 2023

2 Introductions & Disclosure Rules Disclosure Rules Cautionary Note on Forward-Looking Statements.This presentation may contain forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, forecasts, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like "expect," "anticipate," “believe,” "intend," "forecast," "outlook," "will," "may," "might," "see," "tend," "assume," "potential," "likely," "target," "plan," "contemplate," "seek," "attempt," "should," "could," "would" or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause future results to differ from those expressed by the forward-looking statements include, but are not limited to, our ability to successfully execute our business and transformation strategy; increased costs or disruption in the supply of raw materials; increased energy costs; our ability to successfully generate cost savings and increase profitability through asset restructuring initiatives; compliance with laws and regulations impacting our business; conditions in the global economy and capital markets; and those discussed in our Annual Report on Form 10-K, under Part I, Item 1A —"Risk Factors" and elsewhere in our other reports, filings and furnishings made with the U.S. Securities and Exchange Commission from time to time. As a result of these or other factors, our actual results, performance or achievements may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results and liquidity position of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section and in the accompanying press release. Introductions • Frank Bozich, President & CEO • David Stasse, Executive Vice President & CFO • Andy Myers, Director of Investor Relations

Summary 2023 Outlook Q4 2022 Results • Q4 cash provided by operations of $34 million led to Free Cash Flow* of negative $20 million - included working capital release of $88 million and $34 million payment for European Commission settlement • 2022 ending cash balance of $212 million with $505 million of additional available liquidity under two undrawn, committed financing facilities Cash Generation & Liquidity • Net income from continuing operations of $3 million to $33 million and Adjusted EBITDA* of $375 million to $425 million • Cash from operations of $100 million and breakeven Free Cash Flow* • Expect sequential improvement in Q1 from seasonality, commercial excellence initiatives, Terneuzen styrene plant reopening and lower expenses from asset restructuring • Progression on asset restructuring including closure of styrene plant in Boehlen, Germany and a polycarbonate production line in Stade, Germany • Focus on growth programs including material substitution applications and sustainable products containing recycled or bio-based materials • Styrenics business separation remains integral part of transformation strategy Key Initiatives • Net loss from continuing operations of $364 million and Adjusted EBITDA* of $6 million; net loss included a non-cash goodwill impairment of $297 million • Limited sequential improvement in macroeconomic conditions; however, Adjusted EBITDA* improved sequentially aided by asset operating decisions • Volumes challenged in most applications but especially in building & construction, wellness and consumer durables and electronics due to economic uncertainty and customer destocking 3 * See Appendix for a reconciliation of non-GAAP measures

2022 In Review • Completed acquisition of plastics collector & recycler Heathland B.V. in January • Announced asset restructuring to improve annual profitability by $60 million versus Q4 2022 run rate • 63% annual volume growth and 69% annual variable margin growth in sustainable products that include recycled materials • Patent filings have more than doubled since 2020, fueling innovation and growth in material substitution products and sustainable and specialty solutions • Completed work to facilitate separation of Styrenics business • Completed ERP implementation for the PMMA business • Released 12th annual Sustainability Report including TCFD framework and new Core Impact Report • Named Chief Commercial Officer, Chief Technology Officer and Chief Sustainability Officer in support of transformation Continued Progress in Evolution as a Provider of Specialty Materials and Sustainable Solutions Against a Challenging Macroeconomic Backdrop 4

Q4 Sustainability Highlights Ranked #42 by Newsweek in America’s Most Responsible Companies 2023 list New Curtain Coater Launched at Midland Pilot Coater Plant: Allows for increased collaboration with customers to achieve superior performance while offering sustainable attributes of reduced waste and ability to be recycled in traditional paper recycling process Recognized in October as Champion of Board Diversity by Forum of Executive Women for achieving >30% female representation on Trinseo board 5 74% of eligible sites earned the Triple Zero Award for 2022 after achieving zero injuries, spills or process safety incidents

Europe 490 U.S. 251 Asia-Pacific 203 Rest of World 31 Q4 Sales and Volume Summary Europe - Elevated energy prices and economic uncertainty led to continued destocking and overall weak demand for most products - Lower cost imports from Asia placing additional pressure on volume U.S. - Lower demand and destocking mainly in building & construction, consumer durables - Modest demand improvement in automotive as production constraints ease - Steady demand in packaging and medical Asia - Lower demand for consumer electronics and durables partially offset by higher sales to automotive applications Sales Volume YoY: (1%) Sales Volume YoY: (14%) Sales Volume YoY: (24%) Net Sales Global $975 Sales Volume YoY: (15%) Net sales in $millions Volume variances exclude Feedstocks segment 6

Trinseo Q4 2022 Financial Results*

TRINSEO

Net Sales & Net Income ($MM)



Q4'22
Q4'21
$1,298
$975
($364)
$1
Net Sales
Net Income

Net Sales	Vol	Price	FX	Total
	(21%)	(2%)	(2%)	(25%)

EPS ($)



Q4'22
Q4'21
$0.04
$0.83
($1.72)
($10.42)
Diluted EPS
Adj EPS**

Adjusted EBITDA** ($MM)



$133
$6
Q4'22
Q4'21

- **Volume declined versus prior year due to macro factors, exacerbated by year end destocking**
- **Overall margins declined from weak demand and ample supply; globally traded products made in Europe that are more standard grade (e.g., MMA, ABS, PC) faced additional margin pressure as higher natural gas, ammonia costs and less constrained logistics created an opportunity for lower cost imports from Asia**
- **Q4 results included $19 million of negative net timing from decreasing raw material costs and a $15 million unfavorable impact from natural gas hedges**

*From continuing operations; ** See Appendix for a reconciliation of non-GAAP measures

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8 Engineered Materials • Performance impacted by lower volume and margin from a combination of destocking, lower structural demand and imports of standard-grade products from Asia into Europe and North America as well as a $10 million unfavorable impact from natural gas hedging • Demand impacts most acute in building & construction and wellness applications • Volume and margin resiliency in specialized PMMA resins and PC/ABS compounds • Performance impacted by lower volume and margin from a combination of destocking, lower structural demand and imports of standard-grade products from Asia into Europe and North America as well as a $10 million unfavorable impact from natural gas hedging • Demand impacts most acute in building & construction and wellness applications • Volume and margin resiliency in specialized PMMA resins and PC/ABS compounds $205 $277 Q4'22 Q4'21 Net Sales ($MM) ($5) $26 Q4'22 Q4'21 Adjusted EBITDA ($MM) 41 58 Q4'22 Q4'21 Volume (kt) Vol Price FX Total (29%) 4% (1%) (26%)

MMA cost divergence between Europe and Asia has led to significant imports of standard-grade PMMA products into Europe

TRINSEO



Elevated Europe energy costs and low demand in China has created disparity in MMA regional costs and a temporary arbitrage opportunity
Average Europe vs Asia Variance
2019/2020: $189/MT
H2 2022: $1,028/MT
Russian Troop Buildup / Gas Supply Restrictions
W. Europe Cost Decreasing
• Current natural gas price down 45% vs Q4 average
• January ammonia price down 30% vs Q4 average
NE Asia Cost Increasing
• Improving China mobility and industrial demand
USD/MT
West Europe Total Cash Cost
Northeast Asia Total Cash Cost
West Europe vs Northeast Asia Cost Variance
Q1 '20
Q2'20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22

Source: Q1'20 through Q4'22 – Chemical Market Analytics by OPIS, a Dow Jones Company

9

10 Engineered Materials Path to Recovery Q4 performance included an unfavorable impact from natural gas hedging ($10 million) and several other factors with recovery expected to occur between Q1 2023 and 2024 Adj EBITDA Impact Anticipated Recovery Destocking: short-term destocking including from declining prices, inventory management and extended year-end customer shutdowns ($10MM) Q2 2023 Asian Arbitrage: elevated natural gas and ammonia prices in Europe, in combination with low demand in China, created a temporary arbitrage window for standard-grade products to be more heavily imported into Europe and North America ($10MM) Q1 - Q4 2023 Structural Market Demand: lower demand in all three regions; most acute in Europe and Asia ($15MM) 2024

11 Key Indicators for Engineered Materials Recovery 1) Bloomberg 2) Composite rate from Spectron Group, GFI Group Limited, Tradition Financial Services, Bloomberg Commodity Fair Value and ICAP; monthly value taken as daily average 46 48 50 52 54 China PMI €0 €50 €100 €150 €200 €250 TTF Natural Gas Rates (EUR/Mwh)(2) $0 $400 $800 $1,200 $1,600 $2,000 West Europe Ammonia Spot Price (USD/MT)(1) (30)% (15)% 0% 15% 30% China Gasoline Demand YoY %(1) Low China gasoline demand creates significant cost advantage for C4-based MMA producers

12 Latex Binders • Earnings in line as volume decline was offset by fixed cost and commercial excellence actions • Lower volumes in all regions and applications from customer de-stocking and extended shutdowns for year-end and Covid impacts • 2022 CASE volumes declined by 10% versus 2021 from lower demand in building & construction applications; 3-year volume CAGR of +5% • Earnings in line as volume decline was offset by fixed cost and commercial excellence actions • Lower volumes in all regions and applications from customer de-stocking and extended shutdowns for year-end and Covid impacts • 2022 CASE volumes declined by 10% versus 2021 from lower demand in building & construction applications; 3-year volume CAGR of +5% $255 $306 Q4'22 Q4'21 Net Sales ($MM) $20 $20 Q4'22 Q4'21 Adjusted EBITDA ($MM) 117 135 Q4'22 Q4'21 Volume (kt) Vol Price FX Total (14%) 0% (3%) (17%)

13 Base Plastics • Lower volumes caused by destocking and weak demand in building & construction and consumer durables applications partially offset by mild improvement in automotive demand • Margin contraction on weak demand and ample supply including lower-cost imports into Europe from Asia • $12 million negative net timing variance versus prior year • Lower volumes caused by destocking and weak demand in building & construction and consumer durables applications partially offset by mild improvement in automotive demand • Margin contraction on weak demand and ample supply including lower-cost imports into Europe from Asia • $12 million negative net timing variance versus prior year $271 $379 Q4'22 Q4'21 Net Sales ($MM) ($9) $79 Q4'22 Q4'21 Adjusted EBITDA ($MM) 102 128 Q4'22 Q4'21 Volume (kt) Vol Price FX Total (22%) (3%) (4%) (28%)

Polystyrene

TRINSEO

Net Sales ($MM)



$216
$264
Q4'22
Q4'21

Vol	Price	FX	Total
(8%)	(10%)	0%	(18%)

Adjusted EBITDA ($MM)



$12
$33
Q4'22
Q4'21

Volume (kt)



134
145
Q4'22
Q4'21



- Lower volume as a result of weaker demand in appliances and building & construction applications
- Lower price due mainly to passthrough of raw material costs
- Margin contraction from weaker demand and improved supply including new capacity in Asia
- $5 million negative net timing variance versus prior year

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15 Feedstocks & Americas Styrenics • Q4 2022 results includes $8 million negative net timing impact from declining raw material costs • Both styrene production plants in Europe were idled during Q4; Boehlen site to be closed permanently • Q4 2022 results includes $8 million negative net timing impact from declining raw material costs • Both styrene production plants in Europe were idled during Q4; Boehlen site to be closed permanently ($16) ($25) Q4'22 Q4'21 Adjusted EBITDA ($MM) FEEDSTOCKS AMERICAS STYRENICS $18 $22 Q4'22 Q4'21 Adjusted EBITDA ($MM) • Lower volumes partially offset by stronger polystyrene margins

$663 $500 $736 $447 2023 2024 Term Loan 2025 Senior Notes 2026 2027 2028 Term Loan 2029 Senior Notes Debt and Liquidity Overview (as of Dec 31, 2022) 16 $212 $150 $355 Cash and Borrowing Facilities ($millions)* Cash On Hand AR Securitization Revolving Credit Facility *2026 Revolving Credit Facility available funds of $354.7 million (net of $20.3 million outstanding letters of credit), as well as the Accounts Receivable Securitization Facility with borrowing capacity of $150.0 million. We expect availability under the 2026 Revolving Credit Facility to be approximately $102 million at the end of the first quarter 2023. Debt Maturity Schedule ($millions) September September May April $717MM Combined Cash and Availability under Committed Facilities

17 Q1 and FY 2023 Earnings Guidance Full-year 2023 net income from continuing operations of $3 million to $33 million and Adjusted EBITDA* of $375 million to $425 million • Destocking expected to end in the first quarter • Stronger second half performance as conditions are expected to improve over the course of the year First Quarter 2023 vs. Prior Quarter • Improvement in Base Plastics from seasonality, lower raw materials and polycarbonate restructuring • Higher Engineered Materials as improved China demand following Lunar New Year and natural gas moderation in Europe should limit arbitrage window of standard-grade products from Asia to Europe • Modest improvement in Latex Binders from seasonality and pricing actions • Feedstocks improvement from Boehlen closure and restart of Terneuzen styrene plant • No significant change to macroeconomic environment leading to sequentially similar results for Polystyrene and Americas Styrenics *For the definition of Adjusted EBITDA, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2023.

18 FY 2023 Cash Flow Guidance Cash from Operations of approximately $100 million Free Cash Flow* approximately breakeven • Capital Expenditures: $100 million • Cash Interest: $150 million • Cash Taxes: $40 million • Restructuring: $40 million • Turnarounds: $10 million • Working Capital use of ~$50 million from demand increase * See Appendix for a reconciliation of non-GAAP measures

Appendix

(30%) (20%) (10%) 0% 10% 20% Q-2 Q-1 Q Q+1 Q+2 Polystyrene Business Destocking Cycles 20 (30%) (20%) (10%) 0% 10% Q-2 Q-1 Q Q+1 Q+2 Copolymers Q = Q3’22 Q = Q4’18 Q = Q4’15 Q = Q4’12 Q = Q3’22 Q = Q4’18 Q = Q4’15 Q = Q4’12 • Historically, business destocking cycles have lasted ~2 quarters and were following by rapid restocking • We have seen a steep decline in demand as destocking was coupled with lower structural demand as well as the impact of lower-cost shipments of non-specialty products from Asia into Europe and North America NOTE: Trends based on Trinseo sales volumes

21 Selected Segment Information (in $millions, unless noted) Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 2020 2021 2022 Engineered Materials 12 10 13 16 16 43 53 58 60 60 50 41 51 170 212 Latex Binders 135 115 133 131 137 139 141 135 132 138 132 117 514 553 520 Base Plastics 131 101 139 140 143 142 135 128 134 120 100 102 511 548 457 Polystyrene 152 171 163 160 163 150 154 145 165 141 124 134 645 612 564 Feedstocks 72 50 59 66 65 54 49 55 46 54 37 24 247 223 162 Trade Volume (kt) 502 447 507 513 525 528 532 521 539 514 444 418 1,968 2,106 1,915 Engineered Materials 48 38 50 60 66 181 231 277 295 301 243 205 195 755 1,045 Latex Binders 219 165 183 200 251 311 316 306 307 354 341 255 767 1,183 1,256 Base Plastics 257 151 240 269 329 397 393 379 396 362 293 271 918 1,498 1,323 Polystyrene 183 156 167 193 267 313 275 264 318 312 248 216 699 1,119 1,093 Feedstocks 56 24 39 47 73 71 55 73 70 97 53 28 166 272 249 Net Sales 763 534 679 768 986 1,274 1,269 1,298 1,387 1,426 1,178 975 2,745 4,827 4,966 Engineered Materials 8 5 9 12 8 28 33 26 35 34 8 (5) 35 95 72 Latex Binders 21 16 19 21 17 32 37 20 30 29 31 20 77 106 111 Base Plastics 27 (12) 40 50 65 82 88 79 69 46 (15) (9) 106 314 91 Polystyrene 11 15 20 33 47 51 51 33 45 23 19 12 79 183 99 Feedstocks (17) (4) 10 14 46 40 (28) (25) 4 14 (78) (16) 3 34 (75) Americas Styrenics 10 14 18 25 23 30 17 22 22 39 23 18 67 93 102 Corporate (22) (17) (16) (26) (22) (24) (25) (24) (27) (21) (24) (16) (82) (96) (88) Adjusted EBITDA* 38 17 101 130 184 239 173 133 178 164 (37) 6 285 729 312 Adj EBITDA Variance Analysis Net Timing** Impacts - Fav/(Unfav) Engineered Materials (0) (1) 0 1 1 1 (0) 0 (0) 0 (1) (3) 0 2 (3) Latex Binders (3) (2) (1) 0 (16) 3 2 (2) 3 (3) 7 (1) (5) (13) 6 Base Plastics (1) (15) 2 3 5 (1) (1) 8 11 10 (1) (2) (11) 11 17 Polystyrene (4) (3) 1 6 5 1 0 1 5 7 (6) (4) (1) 6 1 Feedstocks (7) (8) 2 15 14 0 (2) 1 13 19 (23) (8) 1 13 1 Net Timing** Impacts - Fav/(Unfav) (15) (28) 3 25 8 5 (1) 7 32 33 (24) (19) (16) 19 21 *See this Appendix for a reconciliation of non-GAAP measures **Net Timing is the difference between Raw Material Timing and Price Lag. Raw Material Timing represents the timing of raw material cost changes flowing through cost of goods sold versus current pricing. Price Lag represents the difference in revenue between the current contractual price and the current period price.

US GAAP to Non-GAAP Reconciliation

TRINSEO

(in $millions, unless noted)	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	2020	2021	2022
Net Income (Loss)	(36.3)	(128.4)	105.8	66.7	71.5	151.6	93.1	123.8	16.7	37.4	(119.8)	(365.3)	7.9	440.0	(430.9)
Net Income (Loss) from discontinued operations	33.1	(154.2)	65.6	0.5	5.7	18.6	13.7	122.4	(0.4)	0.3	(1.9)	(1.0)	(54.8)	160.4	(2.9)
Net Income (Loss) from continuing operations	(69.4)	25.8	40.2	66.2	65.8	133.0	79.4	1.4	17.1	37.1	(117.9)	(364.3)	62.7	279.6	(428.0)
Interest expense, net	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	35.3	43.6	79.4	112.9
Provision for (benefit from) income taxes	42.3	(53.0)	26.9	26.5	20.1	23.3	5.5	22.0	22.6	30.8	(12.1)	(83.0)	42.7	70.9	(41.6)
Depreciation and amortization	24.2	24.3	21.2	22.8	23.1	38.1	49.8	56.4	53.0	48.1	45.9	89.8	92.6	167.5	236.9
EBITDA	7.4	8.8	98.3	127.1	121.0	216.0	157.7	102.6	114.6	141.4	(53.7)	(322.2)	241.6	597.4	(119.8)
Other items	18.7	3.0	2.6	1.2	2.1	4.8	0.7	12.0	23.4	22.1	14.8	11.0	25.5	19.5	71.2
Restructuring and other charges	1.8	5.4	(0.1)	(1.5)	0.3	6.3	0.2	2.2	0.4	(1.5)	-	17.0	5.6	9.0	15.9
Net gain on disposition of businesses and assets	(0.4)	-	-	-	(0.2)	-	-	(0.4)	(0.3)	(1.5)	-	-	(0.4)	(0.6)	(1.8)
Acquisition transaction and integration net costs	0.1	(0.4)	-	9.4	6.0	43.2	13.6	12.5	3.2	2.7	0.4	0.4	9.1	75.3	6.6
Acquisition purchase price hedge loss (gain)	-	-	-	(7.3)	55.0	(33.0)	-	-	-	-	-	-	(7.3)	22.0	-
European Commission request for information	-	-	-	-	-	-	-	-	35.6	-	-	0.6	-	-	36.2
Goodwill impairment charges	-	-	-	-	-	-	-	-	-	-	-	297.1	-	-	297.1
Asset impairment charges or write-offs	10.3	-	-	0.7	-	1.8	1.2	3.8	0.7	1.3	1.9	2.4	11.0	6.8	6.3
Adjusted EBITDA	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	6.3	285.1	729.4	311.7
Adjusted EBITDA to Adjusted Net Income															
Adjusted EBITDA	37.9	16.8	100.8	129.6	184.2	239.1	173.4	132.7	177.6	164.5	(36.6)	6.3	285.1	729.4	311.7
Interest expense, net	10.3	11.7	10.0	11.6	12.0	21.6	23.0	22.8	21.9	25.4	30.4	35.3	43.6	79.4	112.9
Provision for (benefit from) income taxes - Adjusted	47.6	(54.7)	26.8	25.3	26.1	33.5	24.7	24.4	25.6	25.7	(9.6)	(18.8)	44.9	108.7	22.8
Depreciation and amortization - Adjusted	23.0	23.0	21.2	22.8	23.0	37.4	46.1	52.9	50.9	47.2	45.1	49.9	90.1	159.3	193.1
Adjusted Net Income (Loss)	(43.0)	36.8	42.8	69.9	123.1	146.6	79.6	32.6	79.3	66.2	(102.5)	(60.1)	106.5	382.0	(17.1)
Wtd Avg Shares - Diluted (000)	*38,632*	*38,289*	*38,421*	*38,954*	*39,479*	*39,647*	*39,517*	*39,483*	*38,139*	*36,996*	*35,176*	*34,974*	*38,581*	*39,573*	*35,941*
Adjusted EPS - Diluted ($)	*(1.11)*	*0.96*	*1.11*	*1.79*	*3.12*	*3.70*	*2.01*	*0.83*	*2.08*	*1.79*	*(2.91)*	*(1.72)*	*2.76*	*9.65*	*(0.48)*
Adjustments by Statement of Operations Caption															
Cost of sales	-	-	-	-	-	*10.1*	*3.5*	*3.5*	-	-	-	-	*0.0*	*17.1*	*0.0*
SG&A	*20.6*	*8.4*	*1.5*	*9.7*	*8.4*	*39.7*	*13.5*	*23.2*	*27.0*	*22.9*	*16.0*	*28.4*	*40.2*	*84.8*	*94.3*
Impairment and other charges	*10.3*	-	-	*0.7*	-	*1.8*	*1.2*	*3.8*	*36.3*	*1.3*	*1.9*	*300.1*	*11.0*	*6.8*	*339.6*
Acquisition purchase price hedge (gain) loss	-	-	-	*(7.3)*	*55.0*	*(33.0)*	-	-	-	-	-	-	*(7.3)*	*22.0*	*0.0*
Other expense (income), net	*(0.4)*	*(0.4)*	*1.0*	*(0.6)*	*(0.2)*	*4.5*	*(2.5)*	*(0.4)*	*(0.3)*	*(1.1)*	*(0.8)*	-	(0.4)	1.4	(2.2)
Total EBITDA Adjustments	*30.5*	*8.0*	*2.5*	*2.5*	*63.2*	*23.1*	*15.7*	*30.1*	*63.0*	*23.1*	*17.1*	*328.5*	*43.5*	*132.1*	*431.7*
Free Cash Flow Reconciliation															
Cash provided by (used in) operating activities	(5.8)	81.6	51.9	127.6	51.0	(21.0)	208.2	214.4	(5.1)	(83.0)	97.6	34.0	*255.4*	*452.7*	43.5
Capital expenditures	(24.3)	(23.8)	(12.7)	(21.4)	(12.6)	(19.7)	(35.7)	(55.4)	(24.8)	(31.5)	(38.5)	(54.2)	(82.3)	(123.5)	(149.0)
Free Cash Flow	(30.1)	57.8	39.2	106.2	38.4	(40.7)	172.5	159.0	(29.9)	(114.5)	59.1	(20.2)	173.1	329.2	(105.5)

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2023. Totals may not sum due to rounding.

22

US GAAP to Non-GAAP Reconciliation

TRINSEO

Profitability Outlook

(In $millions, unless noted)	Year Ended Dec 31, 2023
Adjusted EBITDA	375 - 425
Interest expense, net	(150)
Provision for income taxes	(22) - (42)
Depreciation and amortization	(200)
Reconciling items to Adjusted EBITDA[1]	0
Net Income (loss) from continuing operations	**3 - 33**
Reconciling items to Adjusted Net Income (Loss) [1]	0
Adjusted Net Income (Loss)	**3 - 33**
Weighted avg shares - diluted (MM)	36.5
EPS - diluted ($)	0.09 - 0.90
Adjusted EPS ($)	0.09 - 0.90

Cash Outlook

	Year Ended Dec 31, 2023
Cash From Operations	~100
Capex	~(100)
Free Cash Flow	**~0**

(1) Reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) are not typically forecasted by the Company based on their nature as being primarily driven by transactions that are not part of the core operations of the business and, as a result, cannot be estimated without unreasonable cost or uncertainty. For potential reconciling items to Adjusted EBITDA and Adjusted Net Income (Loss) during 2023 are not reflected.

NOTE: For definitions of non-GAAP measures as well as descriptions of current period reconciling items from Net Income (Loss) to Adjusted EBITDA and to Adjusted Net Income (Loss), refer to the accompanying press release furnished as Exhibit 99.1 to our Form 8-K dated February 8, 2023. Totals may not sum due to rounding.

23